                                                                    Exhibit 10.2
                                                                    ------------

                    NUTRACEUTICAL INTERNATIONAL CORPORATION
                           NUTRACEUTICAL CORPORATION
                                 SOLARAY, INC.
                              MAKERS OF KAL, INC.
                           PREMIER ONE PRODUCTS, INC.
                               NATURAL MAX, INC.
                                  in each case
                         c/o Nutraceutical Corporation
                      1104 Country Hills Drive, Suite 300
                               Ogden, Utah  84403
                             Attention:  President


                            As of September 29, 1995



JACKSON NATIONAL LIFE INSURANCE COMPANY
c/o PPM America Inc., as Agent
225 West Wacker Drive, Suite 1200
Chicago, Illinois  60606
Attention:  Private Placements
Telecopy No.: (312) 634-0054

      Re: Waiver and Amendment to Revolving Credit and Term Loan Agreement
          ----------------------------------------------------------------

Ladies and Gentlemen:

     Reference is made in this waiver and amendment letter (this "Waiver and Amendment") to the Revolving Credit and Term Loan Agreement, dated as of January 31, 1995 (the "Loan Agreement"), among Nutraceutical Corporation ("Nutraceutical"), Solaray, Inc. ("Solaray"), Makers of KAL, Inc. ("KAL"), Natural Max, Inc. ("Natural Max"), Premier One Products, Inc. ("Premier"; Nutraceutical, Solaray, KAL, Natural Max, and Premier, are each referred to herein individually as a "Borrower" and, collectively, as the "Borrowers"), Nutraceutical International Corporation (the "Parent") and Jackson National Life Insurance Company (the "Original Lender"). All capitalized terms used in this Waiver and Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

     Each of the Borrowers and the Parent have requested that you waive and amend certain of the provisions of the Loan Agreement as more specifically set forth herein in order to permit Monarch Nutritional Laboratories, Inc., a Delaware corporation and a Wholly-owned Subsidiary of Nutraceutical ("Monarch"), to acquire the business and substantially all of the property and assets (the "Asset Purchase") of Monarch Nutritional Laboratories, Inc., a Utah corporation (the "Seller"), pursuant to the Asset Purchase Agreement, dated as of September 29, 1995 (the "Asset Purchase

Nutraceutical International Corporation
Waiver and Amendment
As of September 29, 1995
Page 2

Agreement"), among the Seller, the Seller's shareholders, Monarch and the Parent, and we understand you are willing to do so on the terms and conditions hereof. Accordingly, each of the Borrowers, the Parent and, by your acceptance hereof, the Original Lender, hereby agree as follows:

     1. Waivers. Effective as of the Effective Date (as hereinafter defined), the following provisions of the Loan Agreement are waived for the purposes set forth below:

          (a) Section 12.1. Section 12.1 of the Loan Agreement is waived solely to permit the Parent to issue its promissory note in the form of Exhibit A to the Asset Purchase Agreement; and

          (b) Section 12.6(g)(i). Section 12.6(g)(i) of the Loan Agreement is waived solely to permit Monarch and the Parent to enter into the Asset Purchase Agreement and to pay the Cash Portion and the Deferred Portion of the purchase price under, and as those terms are defined in, the Asset Purchase Agreement.


     2. Amendments. Effective as of the Effective Date, the following provisions of the Loan Agreement are amended as provided below:

               (a) Section 1. The definition of the term "Adjusted Core EBITDA" in Section 1 of the Loan Agreement is amended by adding the following parenthetical immediately before the proviso at the end of the definition of the term "Assumed Baseline EBITDA" in clause (i) of said definition:

          "(Notwithstanding the foregoing, the Assumed Baseline EBITDA with respect to the business acquired by Monarch Nutritional Laboratories, Inc., a Delaware corporation and a wholly-owned subsidiary of Nutricutical, from Nutritional Laboratories, Inc., a Utah corporation, shall be the adjusted historical EBITDA of such business for the period of four consecutive full fiscal quarters ended on September 30, 1995, which the parties hereto agree is $2,350,000.)";

          (b) Section 12.11(a). Section 12.11(a) of the Loan Agreement is amended by adding the following proviso to the end of said subsection:

          "; provided, however, that no Restricted Payment shall be made to the Parent at a time when an Event of Default

Nutraceutical International Corporation
Waiver and Amendment
As of September 29, 1995
Page 3

          referred to in Section 13.1(a) or (b), or an Event of Default referred to in subsection (f) or subsection (g) of Section 13.1, shall have occurred and be continuing or if the making of such Restricted Payment would result in a Default or an Event of Default";

          (c) Section 12.14(d). Section 12.14(d) of the Loan Agreement is amended by deleting the minimum EBITDA amounts in said Section set forth opposite the date December 31, 1995 and the last day of each fiscal quarter of the Parent thereafter and replacing such minimum amounts as follows:


               "December 31, 1995                 11,225,000
               March 31, 1996                     13,250,000
               June 30, 1996                      14,000,000
               September 30, 1996                 15,275,000

               December 31,  1996                 15,375,000
               March 31, 1997                     15,625,000
               June 30, 1997                      15,900,000
               September 30, 1997                 16,200,000

               December 31, 1997                  16,500,000
               March 31, 1998                     16,750,000
               June 30, 1998                      17,475,000
               September 30, 1998                 18,400,000

               December 31, 1998                  18,750,000
               March 31, 1999                     19,600,000
               June 30, 1999                      20,700,000
               September 30, 1999
               and each fiscal quarter
               end thereafter                     21,800,000."; and


          (d) Schedules. Schedules 5.1 and 5.29 to the Loan Agreement are hereby deleted and the revised Schedules 5.1 and 5.29 attached hereto are substituted in their place.

     3. Conditions to Effectiveness. This Waiver and Amendment shall become effective on the date (the "Effective Date") on which the Agent shall have received each of the following documents, each in form and substance satisfactory to the Agent:

Nutraceutical International Corporation
Waiver and Amendment
As of September 29, 1995
Page 4

          (a) counterparts of this Waiver and Amendment, duly executed by each of the Borrowers, the Parent, Monarch and Au Naturel, Inc. ("Au Naturel"; Monarch and Au Naturel are collectively referred to herein as the "Subsidiary Guarantors");

          (b) certificates dated as of a recent date as to the good standing and payment of taxes of Monarch in each jurisdiction where Monarch is incorporated or in which the business of Monarch, after giving effect to the Asset Purchase, requires it to qualify to do business;

          (c) a copy of the charter documents, together with all the amendments thereto, of Monarch, certified as of a recent date by the Secretary of State of Delaware;

          (d) a certificate dated the Effective Date, from the Secretary of Monarch, certifying:

               (i)    no amendment to Monarch's certificate of incorporation;

               (ii)   a copy of the by-laws of Monarch;

               (iii) the resolutions of the Board of Directors of Monarch authorizing the execution, delivery and performance of this Waiver and Amendment and each document to which it is to become a party as required hereby; and

               (iv) the incumbency and signature of officers of Monarch authorized to execute and deliver the documents contemplated hereby.

          (e) copies of the Asset Purchase Agreement together with all schedules and exhibits thereto, and each other agreement, instrument, certificate and opinion delivered by the Parent, Monarch, the Seller and each other party thereto in connection therewith, certified as true, correct and complete by an Authorized Representative of the Parent;

          (f) an Officer's Certificate of the Parent, dated the Effective Date, certifying as to the matters set forth in Section 4 hereof and that the Asset Purchase has been consummated;

Nutraceutical International Corporation
Waiver and Amendment
As of September 29, 1995
Page 5

          (g)  a Series A/Revolver Subsidiary Guarantee duly executed by
     Monarch;

          (h)  a Series B Subsidiary Guarantee duly executed by Monarch;

          (i) a Subsidiary Security Agreement duly executed by the Parent, each of the Borrowers, each of the Subsidiary Guarantors and the Collateral Agent;

          (j) form UCC-1 financing statements naming Monarch, as debtor, and the Collateral Agent, as secured party, duly executed by Monarch in proper form for filing with each of:

               (i)    the county recorder of Ogden County, Utah;

               (ii)   the Secretary of State for the State of Utah, and

               (iii)  the Secretary of State for the State of Delaware;

          (k) a Subsidiary Intellectual Property Security Agreement duly executed by the Parent, each of the Borrowers, each of the Subsidiary Guarantors and the Collateral Agent;

          (l) an Assignment for Security (Patents), together with a related Power of Attorney in favor of the Collateral Agent, in the form of Appendices II and IV of the Intellectual Property Security Agreement, respectively, each duly executed by Monarch;

          (m) an Estoppel Letter duly executed by Orluff Opheikens, or its successor as the landlord of the Seller's Ogden, UT facility;

          (n) stock certificates representing all of the outstanding Capital Stock of Monarch, together with stock powers duly executed in blank by Nutraceutical; and

          (o) satisfactory evidence of payment of the fees and expenses of counsel to the Lenders incurred in connection with the preparation of this Waiver and Amendment.

Nutraceutical International Corporation
Waiver and Amendment
As of September 29, 1995
Page 6

     4. Representations and Warranties; No Default or Event of Default. Each of the Borrowers and the Parent hereby represents, warrants, covenants and agrees as follows:

          (a) on the Effective Date immediately after giving effect to this Waiver and Amendment, the representations and warranties contained in
     Section 5 and elsewhere in the Loan Agreement and the representations and warranties contained in the other Loan Documents shall be true and correct on and as of the Effective Date with the same effect as if such representations and warranties had been made on and as of the Effective Date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date;

          (b) on the Effective Date immediately after giving effect to this Waiver and Amendment, no Default or Event of Default shall have occurred and be continuing;

          (c) the execution and delivery by each of the Borrowers, the Parent and each of the Subsidiary Guarantors of this Waiver and Amendment and the Loan Documents entered into by each of them in connection herewith and the performance by each of the Borrowers and the Parent of the Loan Agreement, as modified by this Waiver and Amendment and the performance by each of the Borrowers, the Parent and each of the Subsidiary Guarantors of each of the other Loan Documents entered into by each of them in connection herewith
     (i) are within their respective corporate powers, (ii) have been duly authorized by all necessary corporate action on the part of the respective Boards of Directors and stockholders of each of them, and (iii) do not require the consent or approval of, or any registration filing or declaration with, any Governmental Body or non-governmental Person; and

          (d) each of this Waiver and Amendment, the Loan Agreement as modified by this Waiver and Amendment and such other Loan Documents to which any of the Borrowers, the Parent or the Subsidiary Guarantors are a party is the legal, valid and binding obligation of each of the them, respectively, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws relative to or affecting the enforcement of creditors' rights generally in effect from time to time and by general principles of equity.

Nutraceutical International Corporation
Waiver and Amendment
As of September 29, 1995
Page 7

     5. Effect of Waiver and Amendment. Except as specifically provided herein or in the other Loan Documents entered into in connection herewith, this Waiver and Amendment does not in any way amend, modify, affect or impair the terms, conditions and other provisions of the Loan Agreement, the Notes or the other Loan Documents, or the obligations of each of the Borrowers, the Parent and the Subsidiary Guarantors thereunder, and all terms, conditions and other provisions of the Loan Agreement, the Notes and the other Loan Documents shall remain in full force and effect except to the extent specifically waived or amended pursuant to the provisions of this Waiver and Amendment or such other Loan Documents. If any representation or warranty in this Waiver and Amendment or in the Officer's Certificate delivered pursuant to Section 3 hereof shall fail to be true and correct in any material respect, such failure shall automatically, and without the requirement of any notice to any of the Borrowers or the Parent, constitute an Event of Default under the Loan Agreement.

     6. Acknowledgement of Parent Guarantees and Subsidiary Guarantees. By its execution and delivery of this Waiver and Amendment, each of the Subsidiary Guarantors and the Parent hereby acknowledges and consents to the execution and delivery by each of the Borrowers of this Waiver and Amendment, and agrees that the terms "Revolving Loan Obligations", "Series A Term Loan Obligations" and "Series B Term Loan Obligations" as used in each of the Subsidiary Guarantees and the Parent Guarantees, respectively, shall be deemed to include all obligations of each Borrower under the Loan Agreement and the other Loan Documents as modified herein or in the other Loan Documents delivered hereunder.

     7. Further Assurances. Each of the Borrowers and the Parent covenants that it shall, and shall cause Monarch to, promptly upon request by the Agent, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Agent may reasonably require from time to time.

     8. Counterparts. This Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument.

     9. Governing Law. THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Nutraceutical International Corporation
Waiver and Amendment
As of September 29, 1995
Page 8

     10. Headings. Section headings are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purposes.

     11. Waivers and Modifications. Any term, covenant, agreement or condition of this Waiver may, with the consent of the parties hereto, be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by one or more substantially concurrent written instruments signed by the parties hereto.



        [The remainder of this page has been intentionally left blank.]

Nutraceutical International Corporation
Waiver and Amendment
As of September 29, 1995
Page 9


     If the foregoing is acceptable, please sign and return a copy of this Waiver and Amendment to indicate your agreement to the terms hereof.

                                              Very truly yours,

                                              NUTRACEUTICAL CORPORATION
                                              SOLARAY, INC.
                                              MAKERS OF KAL, INC.
                                              PREMIER ONE PRODUCTS, INC.
                                              NATURAL MAX, INC.


                                              By:/s/ Frank W. Gay II
                                                 -------------------
                                              Title: Chairman
                                              of each Borrower

                                              NUTRACEUTICAL INTERNATIONAL
                                              CORPORATION


                                              By:/s/ Frank W. Gay II
                                                 -------------------
                                              Title: Chairman

Acknowledged and Agreed by each of
the Subsidiary Guarantors as of the
date first above written

MONARCH NUTRITIONAL
LABORATORIES, INC.


By:/s/ Frank W. Gay II
   -------------------
Title:


AU NATUREL, INC.


By: /s/ Frank W. Gay
   -----------------
Title:  Chairman

Nutraceutical International Corporation
Waiver and Amendment
As of September 29, 1995

Nutraceutical International Corporation
Waiver and Amendment
As of September 29, 1995
Page 11

Accepted and Agreed as
of the date first above written

JACKSON NATIONAL LIFE
INSURANCE COMPANY


By: (signature illegible)
    -----------------------
Title: Vice-President